Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

FURNISHED PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE (18 U.S.C. 1350)

I, James R. Tolonen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Business Objects S.A. on Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Business Objects S.A.

Date: November 14, 2003	By:	/s/ James R. Tolonen

James R. Tolonen Chief Financial Officer and Senior Group Vice President